UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2022

Corazon Capital V838 Monoceros Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40281	98-1580509
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

222 West Merchandise Mart Plaza Box #2982 Chicago, IL	60654
(Address of principal executive offices)	(Zip Code)
(872) 215-4602 Registrant's telephone number, including area code Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	CRZNU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	CRZN	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	CRZNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2022, the Board of Directors (the “Board”) of Corazon Capital V838 Monoceros Corp (the “Company”) appointed Sally Storie to serve as a Class II director. The Board also appointed Ms. Storie to serve as the chair of the Board’s Audit Committee. The Board has determined that Ms. Storie is an independent director under applicable Securities and Exchange Commission and Nasdaq Capital Market rules.

On March 9, 2022, Ms. Storie executed a joinder agreement pursuant to which she became party to the Letter Agreement, dated March 23, 2021 (the “Insider Letter”), among the Company, the Sponsor and each of the officers and directors of the Company. A copy of the Insider Letter was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on March 26, 2021, and is incorporated herein by reference.

Ms. Storie also entered into an indemnification agreement (the “Indemnification Agreement”), pursuant to which the Company has agreed to indemnify her against certain claims that may arise in connection with her service as a director of the Company. The Indemnification Agreement is substantially similar to the form filed as Exhibit 10.4 to the Company’s Registration Statement on Form S-1, initially filed with the SEC on February 12, 2021, as amended, which is incorporated herein by reference.

The Company will pay Ms. Storie an annual retainer of $50,000.00, and has granted Ms. Storie a profit interest in Corazon V838 Monoceros Sponsor LLC. The Company will also reimburse Ms. Storie for reasonable out-of-pocket expenses related to identifying, investigating and completing an initial business combination.

Other than the foregoing, Ms. Storie is not party to any arrangement or understanding with any person pursuant to which she was appointed as a director, nor is she party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2022	CORAZON CAPITAL V838 MONOCEROS CORP

	By:	/s/ Steven Farsht
	Name:	Steven Farsht
	Title:	Chief Financial Officer and Director